EARNING PER SHARE ('EPS')	12 Months Ended
Dec. 31, 2019
EARNING PER SHARE ('EPS')
EARNING PER SHARE ('EPS')

NOTE 27. EARNING PER SHARE (‘EPS’)

Basic EPS is calculated by reducing the income from continuing operations by the amount of dividends declared in the current period for each class of stock and by the contractual amount of dividends that must be paid for the current period, considering the allocation of remaining earnings to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed. EPS is determined by dividing the total earnings allocated to each security by the weighted average number of common shares outstanding.

Diluted EPS assumes the issuance of common shares for all dilutive potential common shares outstanding during the reporting period. The Bank has no dilutive potential common shares as of December 31, 2019, 2018 and 2017.

The following table summarizes information related to the computation of basic EPS for the years ended December 31, 2019, 2018 and 2017 (in millions of pesos, except per share data):

	2019	2018	2017
Income from continuing operations before attribution of non-controlling interests	3,214,567	2,786,435	2,754,173
Less: Non-controlling interests from continuing operations	97,216	127,571	139,173
Net income from continuing operations	3,117,351	2,658,864	2,615,000
Less: Preferred dividends declared	435,810	402,451	370,983
Less: Allocation of undistributed earnings to preferred stockholders	998,864	816,277	827,126
Continuing operations	998,864	816,277	827,126
Net income allocated to common shareholders for basic and diluted EPS	1,682,677	1,440,136	1,416,891
Weighted average number of common shares outstanding used in basic EPS calculation (In millions)	510	510	510
Basic and Diluted earnings per share to common shareholders	3,301	2,825	2,780
From continuing operations	3,301	2,825	2,780